[VANGUARD LOGO]

                            VANGUARD U.S. GROWTH FUND
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 1998

NEW ADDITION TO INVESTMENT MANAGEMENT TEAM
John S. Cole, a Principal of Lincoln Capital Management Company--the Fund's adviser--has been added to the team of investment managers responsible for managing the Fund's portfolio. Mr. Cole has over seven years' experience in investment management: He joined Lincoln in 1997 as an investment manager for other accounts, and prior to 1997 served as Chief Equity Investment Officer for another investment firm. He received a B.S. degree cum laude from Bentley College, and an M.B.A. degree with honors from Notre Dame University.

































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